Frank Value Fund

Updated 6/30/2010

Managed by Frank Capital Partners LLC

- Founded in 2003
- Our firm invests in companies we believe are selling at significant discounts to their intrinsic value

Morningstar Rank

As of 6/30/10

★★★

5yr Trailing = Top 35%
3yr Trailing = Top 40%

Mid-cap Blend Category

Lipper Rank

As of 6/30/10

5yr Trailing = Top 19%
3yr Trailing = Top 22%

Multi-cap Core Category

Fund Details

Ticker Symbol	FRNKX
Cusip	352005102
Inception date	July 21, 2004

Minimum Investment

Initial	$1000
Subsequent	$100

The Fund's investment objective, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790 or by visiting www.FrankFunds.com. Please read the prospectus carefully before you invest or send money.



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
7/04
7/05
7/06
7/07
7/08
7/09

Growth of a $10,000 investment – Inception to June 30, 2010

FRNKX = $11,497
S&P 500 = $10,535

Average Annual Total Returns*	Frank Value Fund	S&P 500
YTD 6/30/10	-10.26%	-6.65%
1 Year Ended 6/30/10	13.51%	14.35%
3 Years Ended 6/30/10	-7.68%	-9.83%
5 Years Ended 6/30/10	1.33%	-0.81%
Since inception 7/21/04	2.37%	0.88%

Yr End Total Returns*	Frank Value Fund	S&P 500
2009	49.76%	26.46%
2008	-39.73%	-37.00%
2007	7.29%	5.50%
2006	16.18%	15.80%
2005	-0.56%	4.91%
2004	14.50%	10.88%

Portfolio Characteristics[1] – As of June 30, 2010

Top Ten Holdings

Pfizer	6.7%
Intel	5.1%
Forrest Laboratories	4.8%
Petmed Express	4.7%
Cisco Systems	4.6%
J2 Global Communications	4.5%
eBay	4.5%
Western Union	4.2%
Humana	3.8%
True Religion Apparel	3.6%

Total Number of Holdings: 31

Top Sectors

Pharmaceutical Preparations	15.3%
Hospital & Medical Plans	9.0%
Business Services	8.7%
Software	5.1%
Semiconductors	5.1%

Asset Allocation



■ Equities 96.6%
□ Cash/other 3.4%

[1] Percentages are based on total portfolio and are subject to change at any time. For informational purposes only and not to be considered a recommendation to purchase or sell any security.

Investment products • Not FDIC insured • No bank guarantee • May lose value

Frank Value Fund

Brian Frank

Portfolio Manager and President

Brian Frank has been portfolio manager for the Frank Value Fund since its inception in July of 2004.

After working in private equity, he co-founded Frank Capital Partners in June 2003. Mr. Frank has dual BS degrees from New York University's Stern School of Business. He has a Series 65 license and is personally invested in the Fund.

Mr. Frank has appeared on WCNY's *Financial Fitness*, *The Street.com TV*, and has been featured in articles in *Kiplinger*, *Registered Rep*, *The Star Ledger*, *TheStreet.com*, and *The Daily Record*.

The Frank Value Fund has three times been awarded as a *Wall Street Journal* Category King in the Multi-cap Core Category.

Investment Objective

- Long-term capital appreciation

Investment Strategy

- The number-one focus of our strategy is: "do not lose money." We are conservative and strive to minimize the downside risks in our investments.
- We apply time-tested value investing principles to areas of the market other funds often overlook.
- Of the few companies that survive our model, even less pass our strict research. We insist on fiscal responsibility, excellent management, a quality business, and a cheap stock price.

Fees

1.5% Total Expense Ratio

Investment Advantages

- Special Situations: We also apply our strategy to special situations such as spin-offs. Due to the complex nature of these transactions, we believe these companies are often mispriced and offer high potential returns.
- Small Fund Size: The size of our Fund and lack of big company administration allows us to be agile and take advantage of value opportunities found in quality companies of all sizes. These companies may not be on the radar of larger money managers whose research is sometimes limited to those firms followed by traditional equity research providers.
- Concentration: We allow more flexibility in the Fund's position sizes for a strict focus on securities we believe to be the most attractive.

* All performance reported after fees. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance as of June 30, 2010 and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-866-706-9790 or visiting our website at www.FrankFunds.com. Returns include reinvestment of any dividends and capital gain distributions.

The Fund's investment objective, risks, charges, and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-866-706-9790 or by visiting www.FrankFunds.com. Please read the prospectus carefully before you invest or send money.

Investment products • Non FDIC insured • No bank guarantee • May lose value